Exhibit 10.1

FORM OF SHAREHOLDER RIGHTS AGREEMENT
SHAREHOLDER RIGHTS AGREEMENT, dated as of [●] (this “Agreement”), among Compass, Inc., a Delaware corporation (the “Company”), and the stockholders set forth on the signature pages hereto (each, a “Stockholder” and collectively, the “Stockholders”).
RECITALS
WHEREAS, the Company, At World Properties Holdings, LLC, and the other parties thereto are parties to that certain Agreement and Plan of Merger, dated as of [●], 2024 (the “Merger Agreement”), pursuant to which the Company will issue to certain sellers Common Stock (the “Transaction”);
WHEREAS, in accordance with Section 1.06 of the Merger Agreement, on the Share Consideration Issuance Date, the Company will issue the Final Aggregate Share Consideration to the Seller Parties (the “Shares”);
WHEREAS, the Company has agreed to provide the registration and other rights set forth in this Agreement for the benefit of the Stockholders pursuant to the Merger Agreement; and
WHEREAS, it is a condition to the obligations of the Company and the Seller Parties under the Merger Agreement that this Agreement be executed and delivered.
NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:
Article 1

DEFINITIONS
Section 1.1Definitions. The terms set forth below are used herein as so defined:
“Affiliate” means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person. As used in this definition, the term “control” including the correlative terms “controlling,” “controlled by” and “under common control with,” means, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, as trustee or executor, as general partner or managing member, by contract or otherwise, including the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such Person.
“Agreement” has the meaning specified therefor in the introductory paragraph of this Agreement.

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined in Rule 405 promulgated under the Securities Act.
“Business Day” means a day other than Saturday, Sunday or any day on which national banking institutions in New York, New York or Chicago, Illinois are required or authorized to close.
“Board” means the Board of Directors of the Company.
“Closing” has the meaning specified in the Merger Agreement.
“Closing Date” has the meaning specified in the Merger Agreement.
“Commission” means the United States Securities and Exchange Commission.
“Common Stock” means shares of Class A common stock, par value of $0.00001 per share, of the Company.
“Company” has the meaning specified therefor in the introductory paragraph of this Agreement.
“Effective Date” means the date of effectiveness of a Shelf Registration Statement filed pursuant to Section 2.1(a).
“Effectiveness Period” has the meaning specified therefor in Section 2.1(a).
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.
“Final Aggregate Share Consideration” has the meaning set forth in the Merger Agreement.
“Holder” means a Stockholder (including by way of a Joinder) that is the holder of any Registrable Securities.
“Included Registrable Securities” has the meaning specified therefor in Section 2.2(a).
“Initial Share Number” has the meaning set forth in the Merger Agreement.

“Merger Agreement” has the meaning specified therefor in the Recitals of this Agreement.
“NYSE” means the New York Stock Exchange.
“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint shares company, a trust, a joint venture, an unincorporated organization, or a Governmental Entity.

“Piggyback Registration” has the meaning specified therefor in Section 2.2(a).
“Registrable Securities” means (a) the Shares and (b) any shares of Common Stock issued or issuable with respect to the Shares by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation, other reorganization or other similar event with respect to the Common Stock.
“Registration Expenses” has the meaning specified therefor in Section 2.5(a).
“Rule 144” means Rule 144 promulgated by the Commission under the Securities Act.
“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.
“Seller Parties” has the meaning specified in the Merger Agreement.
“Selling Expenses” has the meaning specified therefor in Section 2.5(a).
“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a registration statement.
“Share Consideration Issuance Date” has the meaning set forth in the Merger Agreement.
“Shares” has the meaning specified therefor in the Recitals of this Agreement.
“Shelf Registration Statement” means a registration statement under the Securities Act to permit the public resale of the Registrable Securities from time to time as permitted by Rule 415 of the Securities Act (or any similar provision then in force under the Securities Act).
“Stockholder” or “Stockholders” has the meaning specified therefor in the introductory paragraph of this Agreement; provided, that any transferee of Shares that is an Affiliate of the transferor Stockholder that executes a joinder to this Agreement in the form of Exhibit A (a “Joinder”) shall be deemed a Stockholder hereunder for all purposes; provided, further that, Mike Golden, Thad Wong and any Affiliate of either of the foregoing Persons shall be deemed a Stockholder under the immediately preceding proviso should they be the transferee of Shares in an in-kind, pro-rata distribution from an existing Stockholder even if not an Affiliate of such transferor Stockholder.
“Transaction” has the meaning specified therefor in the Recitals of this Agreement.
“Underwritten Offering” means an offering (including an offering pursuant to a Shelf Registration Statement) in which Common Stock is sold to an underwriter on a firm commitment basis for reoffering to the public. For the avoidance of doubt, any offering or sale of Common Stock by the Company pursuant to an “at-the-market” offering as defined in Rule 415(a)(4) of the Securities Act shall not be considered an Underwritten Offering hereunder.

“WKSI” means a well-known seasoned issuer (as defined in the rules and regulations of the Commission).
Section 1.2Registrable Securities. Any Registrable Security will cease to be a Registrable Security at the earliest of the following: (a) when a registration statement covering the resale of such Registrable Security has become or been declared effective by the Commission and such Registrable Security has been sold or disposed of pursuant to such effective registration statement; (b) when such Registrable Security has been disposed of pursuant to any section of Rule 144 (or any similar provision then in force) under the Securities Act; (c) when such Registrable Security is held by the Company or one of its subsidiaries; (d) when such Registrable Security has been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of such securities; and (e) when the Holder of such Registrable Security can sell all its Registrable Securities on a single day pursuant to Rule 144 without any volume or manner of sale restrictions.
Article 2

REGISTRATION RIGHTS AND BOARD RIGHTS
Section 2.1Shelf Registration.
(a)Shelf Registration. If there are then in existence any Registrable Securities, the Company shall prepare and file a Shelf Registration Statement on Form S-3 (or if the Company is not then eligible to use Form S-3, Form S-1) under the Securities Act covering all Registrable Securities and file such Shelf Registration Statement to be filed on the Share Consideration Issuance Date or as soon as possible thereafter. The Company shall use its commercially reasonable efforts to cause such Shelf Registration Statement to become effective as promptly as reasonably practicable after the date of filing of such Shelf Registration Statement. The Company will use its commercially reasonable efforts to cause such Shelf Registration Statement filed pursuant to this Section 2.1(a) to be continuously effective under the Securities Act until the earlier of (i) all Registrable Securities covered by the Shelf Registration Statement have been distributed in the manner set forth and as contemplated in such Shelf Registration Statement, (ii) there are no longer any Registrable Securities outstanding or (iii) three years from the Effective Date (the “Effectiveness Period”). A Shelf Registration Statement filed pursuant to this Section 2.1(a) shall be on such appropriate registration form of the Commission as shall be selected by the Company; provided, however, that if the Company is a WKSI at the time a Shelf Registration Statement is required to be filed hereunder, such Shelf Registration Statement shall be filed as an Automatic Shelf Registration Statement.
(b)Delay Rights. Notwithstanding anything to the contrary contained herein, the Company may delay the filing of a Shelf Registration Statement required by Section 2.1(a) and may, upon written notice to any Selling Holder whose Registrable Securities are included in the Shelf Registration Statement, suspend such Selling Holder’s use of any prospectus which is a part of the Shelf Registration Statement (in which event the Selling Holder shall discontinue sales of the Registrable Securities pursuant to the Shelf Registration Statement) if (i) the Company is pursuing an acquisition, merger, reorganization, disposition or other similar transaction and the Company determines in its reasonable and good faith judgment that the Company’s ability to pursue or consummate such a transaction would be materially and adversely affected by any required disclosure of such transaction in the Shelf Registration Statement or (ii) the Company has experienced some other material non-public event the disclosure of which at such time, in the reasonable and good faith judgment of the Company, would materially and adversely affect the Company; provided, however, that in no event shall the Selling Holders be suspended from selling Registrable Securities pursuant to the Shelf

Registration Statement under this Section 2.1(b) more than twice in any 365-day period and for a period that exceeds an aggregate of 90 days for any individual suspension and 120 days in any 365-day period. Upon disclosure of such information or the termination of the condition described above, the Company shall provide prompt notice to the Selling Holders whose Registrable Securities are included in the Shelf Registration Statement, and shall promptly terminate any suspension of sales it has put into effect and shall take such other actions necessary or appropriate to permit registered sales of Registrable Securities as contemplated in this Agreement.
Section 2.2Piggyback Registration.
(a)Participation. If the Company proposes to file (i) a registration statement under the Securities Act providing for the public offering of Common Stock, for its own account or for the account of a selling stockholder, for sale to the public in an Underwritten Offering (excluding a registration statement on Form S-4 or Form S-8 promulgated under the Securities Act (or any successor forms thereto), a registration statement for the sale of Common Stock issued upon conversion of debt securities or any other form not available for registering the Registrable Securities for sale to the public), or (ii) a prospectus supplement to an effective Shelf Registration Statement, so long as the Company is a WKSI at such time or, whether or not the Company is a WKSI, so long as the Registrable Securities were previously included in the underlying Shelf Registration Statement, then, in each case with respect to an Underwritten Offering of Common Stock, the Company will notify each Holder of the proposed filing and afford each Holder an opportunity to include in such Underwritten Offering all or any part of the Registrable Securities then held by such Holder (the “Included Registrable Securities”) that may properly be offered on such registration statement (a “Piggyback Registration”). Each Holder of Registrable Securities agrees that the fact that such a notice has been delivered shall constitute confidential information and such Holder agrees not to disclose that such notice has been delivered or effect any public sale or distribution of Common Stock until such time as the Underwritten Offering contemplated by such notice has been publicly announced or abandoned. Each Holder desiring to include in such Piggyback Registration all or part of such Registrable Securities held by such Holder that may be included in such Piggyback Registration shall, within three Business Days (or two Business Days in the case of a shelf takedown) after the day of receipt of the above-described notice from the Company with respect to a Piggyback Registration, so notify the Company in writing, and in such notice shall inform the Company of the number of shares of Registrable Securities such Holder wishes to include in such Piggyback Registration and provide the Company with such information with respect to such Holder as shall be reasonably necessary in order to assure compliance with federal and applicable state securities laws. If no request for inclusion from a Holder is received within the time period specified in this Section 2.2(a), such Holder shall have no further right to participate in such Piggyback Registration. For the avoidance of doubt, the Company shall not be required to register any Registrable Securities upon the request of any Holder pursuant to a Piggyback Registration, or to permit the related prospectus or prospectus supplement to be used, in connection with any offering or transfer of Registrable Securities by a Holder other than pursuant to an Underwritten Offering. If, at any time after giving written notice of its intention to undertake an Underwritten Offering and prior to the closing of such Underwritten Offering, the Company shall determine for any reason not to undertake or to delay such Underwritten Offering, the Company may, at its election, give written notice of such determination to the Selling Holders and (x) in the case of a determination not to undertake such Underwritten Offering, shall be relieved of its obligation to sell any Included Registrable Securities in connection with such terminated Underwritten Offering, and (y) in the case of a determination to delay such Underwritten Offering, shall be permitted to delay offering any Included Registrable Securities for the same period as the delay in the Underwritten Offering.

(b)Priority of Piggyback Registration. If the Managing Underwriter or Underwriters of any proposed Underwritten Offering of shares of Common Stock included in a Piggyback Registration advise the Company that the total shares of Common Stock which the Selling Holders and any other Persons intend to include in such offering exceeds the number which can be sold in such offering without being likely to have an adverse effect on the price, timing or distribution of Common Stock offered or the market for the Common Stock, then the Common Stock to be included in such Underwritten Offering shall include the number of shares of Common Stock that such Managing Underwriter or Underwriters advise the Company can be sold without having such adverse effect, with such number to be allocated (i) first, to the Company and (ii) second, pro rata among the Selling Holders and any other Persons who have been or are granted registration rights on or after the date of this Agreement (the “Other Holders”) who have requested participation in the Piggyback Registration (based, for each such Selling Holder or Other Holder, on the percentage derived by dividing (A) the number of shares of Common Stock proposed to be sold by such Selling Holder or such Other Holder in such offering; by (B) the aggregate number of shares of Registrable Securities then owned by the Selling Holders and shares of Common Stock proposed to be sold by all Selling Holders and all Other Holders in the Piggyback Registration); provided, however, that the Company may grant priority to Other Holders to the extent required pursuant to the terms of any registration rights in existence as of the date of the Merger Agreement.
(c)General Procedures. In connection with any Underwritten Offering, the Company shall be entitled to select the Managing Underwriter or Underwriters. In connection with an Underwritten Offering contemplated by this Agreement in which a Selling Holder participates, each Selling Holder shall be obligated to enter into an underwriting agreement with the Managing Underwriter or Underwriters which contains such representations, covenants, indemnities and other rights and obligations as are customary in underwriting agreements for firm commitment offerings of equity securities. No Selling Holder may participate in such Underwritten Offering unless such Selling Holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement. If any Selling Holder disapproves of the terms of an Underwritten Offering, such Selling Holder may elect to withdraw therefrom by notice to the Company and the Managing Underwriter; provided, however, that such withdrawal must be made at least one Business Day prior to the time of pricing of such Underwritten Offering to be effective. No such withdrawal or abandonment shall affect the Company’s obligation to pay Registration Expenses.
Section 2.3Restrictions on Public Sale by Holders of Registrable Securities. To the extent requested by the Managing Underwriter, each Holder of Registrable Securities that participates in an Underwritten Offering will enter into a customary letter agreement with underwriters providing such Holder will not effect any public sale or distribution of Registrable Securities during the 90 calendar-day period beginning on the date of a prospectus or prospectus supplement filed with the SEC with respect to the pricing of such Underwritten Offering, provided that, notwithstanding the foregoing, (i) the duration of the foregoing restrictions shall be no longer than the duration of the shortest restriction imposed by the Underwriters on the executive officers of the Company on whom a restriction is imposed or on the Company and (ii) that the restrictions set forth in this Section 2.3 shall not apply to any Registrable Securities that are included in such Underwritten Offering by such Holder.
Section 2.4Cooperation by Holders. The Company shall have no obligation to include Registrable Securities of a Holder in the Shelf Registration Statement or in an Underwritten Offering under Article 2 of this Agreement if such Selling Holder has failed to timely furnish such information which, in the opinion of counsel to the Company, is reasonably required in order for the registration statement or prospectus supplement, as applicable, to comply with the Securities Act.

Section 2.5Expenses.
(a)Certain Definitions. “Registration Expenses” means all expenses incident to the Company’s performance under or compliance with this Agreement to effect the registration of Registrable Securities in a Shelf Registration Statement pursuant to Section 2.1 or a Piggyback Registration pursuant to Section 2.2, and the disposition of such securities, including, without limitation, all registration, filing, securities exchange listing and NYSE fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, fees of the Financial Industry Regulatory Authority, including, transfer taxes and fees of transfer agents and registrars, all word processing, duplicating and printing expenses, up to $25,000 of the fees and disbursements of one counsel for the Holders in connection with the initial filing and effectiveness of the Shelf Registration Statement, the fees and disbursements of counsel and independent public accountants for the Company, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance. Except as explicitly stated in the preceding sentence, the Company shall not be responsible for legal or other fees incurred by Holders in connection with the exercise of such Holders’ rights hereunder. In addition, the Company shall not be responsible for any “Selling Expenses,” which means all underwriting fees, discounts and selling commissions and transfer taxes allocable to the sale of the Registrable Securities.
(b)Expenses. The Company will pay all reasonable Registration Expenses in connection with a Shelf Registration Statement or a Piggyback Registration, whether or not any sale is made pursuant to such Shelf Registration Statement or Piggyback Registration. Each Selling Holder shall pay all Selling Expenses in connection with any sale of its Registrable Securities hereunder.
Section 2.6Aggregation of Registrable Securities. All Registrable Securities held or acquired by Persons who are Affiliates of one another shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.
Section 2.7Resale of Securities. From and after the Share Consideration Issuance Date, the Company shall use its reasonable best efforts to ensure that the conditions to the availability of Rule 144 set forth in paragraph (c) thereof shall be satisfied. Upon the written request to the General Counsel of the Company of any any Affiliate of the Company who is holder of Registrable Securities that bears restrictive legends issued in connection with the Merger Agreement that constitutes “control securities” within the meaning of Rule 144, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements.
Section 2.8Board Rights. Provided that the Stockholders would own 5% or more of the Company’s combined outstanding Class A common stock and Class C common stock based on the Initial Share Number, the Company hereby grants Quad-C the right to nominate a non-voting representative to the Board (an “Observer”) immediately following the Closing. If, based on the Initial Share Number, the Stockholders would own less than 5% of the Company’s combined outstanding Class A common stock and Class C common stock at Closing, then the Stockholders’ ownership shall be reassessed on the Share Consideration Issuance Date, and if the Stockholders would own 5% or more of the Company’s combined outstanding Class A common stock and Class C common stock based on its portion of the Final Aggregate Share Consideration, the Stockholders shall have the right to nominate an Observer immediately following the Share Consideration Issuance Date. At such time that the Stockholders’ ownership is less than 5% of the Company’s combined outstanding Class A common stock and Class C common stock (and prior to the Share Consideration Issuance Date, the Stockholders’ entitlement to shares on the Share Consideration Issuance Date, as implied by the Initial Share Number), the Stockholders’ right to appoint an Observer under this Section 2.8 shall be terminated. Such Observer shall have no right to vote on matters brought before the Board, the Observer’s presence shall not be necessary to establish a quorum at any meeting of the Board, and the Observer shall sign a customary confidentiality and non-compete agreement each of which shall apply to such Observer and his or her Affiliates, covering the period during which the Observer serves on the Board and for a 2-year period thereafter. The Company will deliver to the Observer copies of all notices, minutes, consents and other board-related materials that it provides to members of the Board at the same time and in the same manner as such information is delivered to the Board, provided, that, the Company reserves to exclude the Observer from access to any meeting or any material (or, in each case, a portion thereof) in order to (i) preserve or protect attorney-client privilege, work product or similar privilege or the exercise of fiduciary duties of the Board, (ii) comply with the terms of any confidentiality agreement (iii) manage a conflict of interest or potential conflict of interest with respect to a particular matter or transaction under consideration by the Board and (iv) preserve confidentiality of specified classes or categories of confidential or sensitive matters determined by the Company in its sole discretion.
Section 2.9Legends.
(a)With respect to Shares issuable on the Share Consideration Issuance Date and held by a party to this Agreement, the Company shall instruct its transfer agent to issue such shares without a private placement legend or remove such legend substantially concurrently with such issuance, provided that the recipient delivers (1) a stockholder representation letter, dated as of the Share Consideration Issuance Date, in the form attached hereto as Exhibit A-1 or A-2, as applicable, and (2) if the recipient is an affiliate of the Company, it delivers a broker representation letter, dated as of the Share Consideration Issuance Date, in the form attached as Exhibit A-3.
(b)With respect to Shares issued with a private placement legend and held by a party to this Agreement, (i) the Company shall instruct its transfer agent to remove such legend from the Shares and held by a non-Affiliate of the Company for the one-year holding period under Rule 144 upon the receipt of a stockholder representation letter in the form attached hereto as Exhibit A-1 and (2) in connection with any transfer of shares pursuant to Rule 144 of the Shares and held by an Affiliate of the Company for the one (1)-year holding period under Rule 144, the Company shall instruct its transfer agent to remove such legend from such shares upon the receipt of a stockholder representation letter in the form attached hereto as Exhibit A-2 and broker representation letter in the form attached as Exhibit A-3.
(c)In connection with the foregoing, the Company agrees to rely on representations from the holders of the Shares that the holding period under Rule 144 for the Shares began on the Closing Date.

Article 3

MISCELLANEOUS
Section 3.1Communications. All notices and demands provided for hereunder shall be in writing and shall be given by registered or certified mail, return receipt requested, e-mail, air courier guaranteeing overnight delivery or personal delivery to the following addresses:
(a)If to any Stockholder, to the address under such Stockholder’s name on the signature pages hereto.

with a copy (which shall not constitute notice) to:
Gibson, Dunn & Crutcher LLP
1700 M Street NW
Washington, DC 20036
Attention: Andrew Herman
E-mail: aherman@gibsondunn.com

(b)If to the Company:
Compass, Inc.
110 Fifth Avenue
4th Floor
New York, New York 10011
Attn:     Brad Serwin
Email:    brad.serwin@compass.com

with a copy (which shall not constitute notice) to:
Kirkland & Ellis LLP
601 Lexington Ave
New York, New York 10022
Attention: Joshua Kogan
Rachael Coffey
E-mail: Joshua.kogan@kirkland.com
rachael.coffey@kirkland.com

or, if to a transferee of a Stockholder, to the transferee at the address provided on the signature page hereto. All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; upon actual receipt if sent by certified or registered mail, return receipt requested, or regular mail, if mailed; upon actual receipt if sent via e-mail; and upon actual receipt when delivered to an air courier guaranteeing overnight delivery.
Section 3.2Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including subsequent Holders of Registrable Securities to the extent permitted herein.
Section 3.3Counterparts. This Agreement may be executed in multiple counterparts (including by means of facsimile or electronically transmitted (including in .pdf or .tiff formats) signature pages), all of which, taken together, will constitute one and the same Agreement.
Section 3.4Governing Law. This Agreement, and all claims or causes of action (whether at Law or in equity, in contract or in tort or otherwise) that may be based upon, arise out of, or relate to this Agreement, or the negotiation, execution, or performance hereof, or the Transactions, will be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to any choice of law or conflict of law provisions (whether of the

State of Delaware or any other jurisdiction) that that would cause the application of the Laws of any jurisdiction other than the State of Delaware.
Section 3.5CONSENT TO JURISDICTION. THE PARTIES HERETO AGREE THAT JURISDICTION AND VENUE IN ANY SUIT, ACTION, OR PROCEEDING BROUGHT BY ANY PARTY PURSUANT TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY WILL PROPERLY AND EXCLUSIVELY LIE IN THE CHANCERY COURT OF THE STATE OF DELAWARE AND ANY STATE APPELLATE COURT THEREFROM WITHIN THE STATE OF DELAWARE (OR, IF THE CHANCERY COURT OF THE STATE OF DELAWARE DECLINES TO ACCEPT JURISDICTION OVER A PARTICULAR MATTER, ANY STATE OR FEDERAL COURT WITHIN THE STATE OF DELAWARE). EACH PARTY HERETO ALSO AGREES NOT TO BRING ANY SUIT, ACTION, OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY OTHER COURT (OTHER THAN UPON THE APPEAL OF ANY JUDGMENT, DECISION, OR ACTION OF ANY SUCH COURT LOCATED IN DELAWARE OR, AS APPLICABLE, ANY FEDERAL APPELLATE COURT THAT INCLUDES THE STATE OF DELAWARE WITHIN ITS JURISDICTION). BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY WITH RESPECT TO SUCH SUIT, ACTION, OR PROCEEDING. THE PARTIES HERETO IRREVOCABLY AGREE THAT VENUE WOULD BE PROPER IN SUCH COURT, AND HEREBY WAIVE ANY OBJECTION THAT ANY SUCH COURT IS AN IMPROPER OR INCONVENIENT FORUM FOR THE RESOLUTION OF SUCH SUIT, ACTION, OR PROCEEDING. EACH OF THE PARTIES HERETO FURTHER IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION  3.1. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.
Section 3.6WAIVER OF JURY TRIAL. THE PARTIES HERETO EACH HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. EACH OF THE PARTIES HERETO HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION WILL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES HERETO MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE IRREVOCABLE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
Section 3.7Severability of Provisions. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

Section 3.8Entire Agreement. This Agreement and the Merger Agreement constitute the entire agreement, and supersede all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings between the parties with respect to the subject matter hereof and thereof.
Section 3.9No Presumption Against the Drafting Party. Each of the Company and the Stockholders acknowledges that each party to this Agreement has been represented by legal counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.
Section 3.10Interpretation. When a reference is made in this Agreement to a Section or Article such reference shall be to a Section or Article of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for convenience or reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. The word “including” and words of similar import when used in this Agreement will mean “including, without limitation,” unless otherwise specified. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to the Agreement as a whole and not to any particular provision in this Agreement. The term “or” is not exclusive. The word “will” shall be construed to have the same meaning and effect as the word “shall.” References to days mean calendar days unless otherwise specified. If any period of days referred to in this Agreement shall end on a day that is not a Business Day, then the expiration of such period shall be automatically extended until the end of the first succeeding Business Day.
[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.
COMPASS, INC.
By:
Name:
Title:
[Signature Page to Shareholder Rights Agreement]

[STOCKHOLDER]
By:
Name:
Title:
Address: []
Attention: []
Email: []

[Signature Page to Shareholder Rights Agreement]

EXHIBIT B
The undersigned is executing and delivering this Joinder pursuant to the Shareholder Rights Agreement dated as of __________________, 20__ (as amended, modified and waived from time to time, the “Shareholder Agreement”), among Compass, Inc., a Delaware corporation (the “Company”), and the other persons named as parties therein (including pursuant to other Joinders). Capitalized terms used herein have the meaning set forth in the Shareholder Agreement.
By executing and delivering this Joinder to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of, the Shareholder Agreement as a Stockholder in the same manner as if the undersigned were an original signatory to the Shareholder Agreement, and the undersigned will be deemed for all purposes to be a Stockholder and the undersigned’s Shares will be deemed for all purposes to be Registrable Securities (if otherwise satisfying the requirements therefore) under the Shareholder Agreement.
Accordingly, the undersigned has executed and delivered this Joinder as of the ___ day of ____________, 20___.
____________________________________
Signature

____________________________________
Print Name
Address:

Agreed and Accepted as of
________________, 20___:
COMPASS, INC.
By: ________________________
[Signature Page to Shareholder Rights Agreement]

Its: _______________________